UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2008

STEAKHOUSE PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23739	94-3248672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10200 Willow Creek Road San Diego, California	92131
(Address of Principal Executive Offices)	(Zip Code)

(858) 689-2333

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership

On May 15, 2008 Steakhouse Partners, Inc and its wholly owned subsidiaries, Paragon Steakhouse Restaurants, Inc., (including Paragon of Michigan) filed for protection under Chapter 11 in the U.S. Bankruptcy Court of the Southern District of California in San Diego, CA. The Case number for Steakhouse Partners is # 08-04147-11 and for Paragon Steakhouse Restaurants the Case number is # 08-04152-11 and for Paragon of Michigan the case number is #08-04153-11. The Company will operate as debtor in possession and will immediately begin selling assets to satisfy certain debts.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Steakhouse Partners Inc., Voluntary Petition dated 5/15/08.

99.2	Paragon Steakhouse Restaurants, Inc., Voluntary Petition dated 5/15/08.

99.3	Paragon of Michigan, Inc, Voluntary Petition dated 5/15/08.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEAKHOUSE PARTNERS, INC.

Date: May 20, 2008	/s/ Joseph L. Wulkowicz
Joseph L. Wulkowicz
Vice-President & Chief Financial Officer

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